Exhibit 99(d)
          AMENDMENT NO. 19 TO ACCOMMODATION AGREEMENT AND AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) dated as of July 25, 2009, and effective as of the Effective Date (as hereinafter defined), among DELPHI CORPORATION, a Delaware corporation (the “Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and the subsidiaries of the Borrower signatory hereto (each a “Guarantor” and collectively the “Guarantors”), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Borrower, the Guarantors, the Lenders (or in the case of the Accommodation Agreement, certain Lenders), the Administrative Agent and Citicorp USA, Inc., as Syndication Agent, are parties to (a) that certain Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of May 9, 2008 (as the same has been and may be further amended, modified or supplemented from time to time, the “Credit Agreement”) and (b) that certain Accommodation Agreement, dated as of December 12, 2008 (as the same has been and may be further amended, modified or supplemented from time to time through the Effective Date, the “Accommodation Agreement”); unless otherwise specifically defined herein, each term used herein that is defined in the Accommodation Agreement has the meaning assigned to such term in the Accommodation Agreement;
     WHEREAS, the Borrower and the Guarantors desire to modify the Accommodation Agreement and the Credit Agreement as provided herein;
     WHEREAS, the Required First Priority Participant Lenders and the Required Total Participant Lenders, subject to the terms and conditions hereinafter set forth, to modify the Accommodation Agreement in response to the Borrower’s request as set forth below; and
     WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Credit Agreement in response to the Borrower’s request as set forth below;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
     1. Amendments to Accommodation Agreement. The Accommodation Agreement is hereby amended as follows:
     (a) Section 1(b) of the Accommodation Agreement is hereby amended by inserting the following definitions in alphabetical order to said section:
     “Cash Collateral Access Condition” shall be satisfied at any time if, and only if, at such time: (1) the Plan Modification Condition has been satisfied, (2) the Maximum Dividend, if any, has been paid to the Borrower and used in a manner not prohibited by, or used in a manner that would not cause a default under, the Credit Agreement or the Master Disposition Agreement and (3)

Tranche C Loans (as defined in the GM-Delphi Agreement) in an aggregate principal amount of not less than $250,000,000 have been funded and are outstanding, and used in a manner not prohibited by, or used in a manner that would not cause a default under, the Credit Agreement, the Master Disposition Agreement or the GM-Delphi Agreement.
     “Company Buyer” shall have the meaning set forth in the Master Disposition Agreement.
     “Master Disposition Agreement” shall mean the Master Disposition Agreement among the Borrower, GM Components Holdings, LLC, General Motors Company (only with respect to certain provisions as set forth therein), Motors Liquidation Company (fka General Motors Corporation) (only with respect to certain provisions as set forth therein), DIP Holdco 3, LLC and the other Sellers and other Buyers party thereto substantially in the form submitted by the Administrative Agent with any Pure Credit Bid as directed by the Required Lenders.
     “Maximum Dividend” shall mean the Maximum First Subsidiary Dividend and the Maximum Foreign Subsidiary Dividend.
     “Maximum First Subsidiary Dividend” shall mean $104,000,000 in cash dividends or other distributions (including the repayment of notes) paid by Company Sale Companies (as defined in the Master Disposition Agreement) organized outside of the United States directly or indirectly to the Filing Affiliates (as defined in the Master Disposition Agreement) on or after August 1, 2009; provided that if the Borrower has used its best efforts to cause such amount to be paid to the Filing Affiliates and the Borrower was not able to cause such entire amount to be so paid, “Maximum First Subsidiary Dividend” shall mean the maximum amount, if any, that the Borrower was actually able to so cause to be paid.
     “Maximum Foreign Subsidiary Dividend” shall mean cash dividends or other distributions (including the repayment of notes) paid by the Target Foreign Subsidiaries directly or indirectly to the Borrower on or after August 1, 2009 in an amount equal to, at any time, the amount (if any) by which the aggregate amount of cash and cash equivalents held by the Target Foreign Subsidiaries exceeds $820,000,000 at such time; provided that if the Borrower has used its best efforts to cause such excess amount to be paid to the Borrower, and the Borrower was not able to cause such entire excess amount to be so paid, “Maximum Foreign Subsidiary Dividend” shall mean the maximum amount, if any, that the Borrower was actually able to so cause to be paid.
     “Plan Modification Condition” shall be satisfied at any time if, and only if, at such time, (i) the Plan Modification Order shall have been entered, and shall not have been reversed, vacated or, without the Administrative Agent’s consent, amended, supplemented or modified, and shall not be subject to an appeal by GM or the United States Department of Treasury or any stay, (ii) the Master Disposition Agreement shall have been executed by the parties thereto and shall be in full force and effect, no party shall have the right to terminate the Master Disposition Agreement, other than in accordance with Section 12.1.1 of the Master Disposition Agreement, and none of GM, GM Components Holdings, LLC, General Motors Company, the Borrower nor any of their respective Affiliates shall be in default of or material breach of any of its obligations under the Master Disposition Agreement, (iii) the Plan of Reorganization shall not have been modified or changed in any manner that would have an adverse impact on the Lenders or the Administrative Agent from the version filed with the Bankruptcy Court on June 16, 2009 without the consent of the Required Lenders, other than with respect to modifications to permit certain distributions to the Unsecured Creditors Committee in accordance with Section 3.2.3 of the Master Disposition Agreement and Section 5.6 of the Operating Agreement (as defined in the Master Disposition Agreement), (iv) (x) the Borrower and GM shall have irrevocably executed and delivered an amendment to the GM-Delphi Agreement substantially in the form attached hereto as Exhibit A or otherwise in form and substance reasonably satisfactory to the Required Lenders, (y) such amendment shall have become fully effective in accordance with its terms and (z) the Borrower shall have delivered a certificate in writing to the Administrative Agent as to clause (y) hereof; and (v) no other amendment or other modification to the GM-Delphi Agreement that is not reasonably acceptable to the Required Lenders shall have been made, and no motion to approve any such amendment or modification shall have been filed with the Bankruptcy Court.
     “Plan Modification Order” shall have the meaning set forth in the Master Disposition Agreement.
     “Special Amendment to the Accommodation Agreement” shall mean the Amendment No. 19 to the Accommodation Agreement, dated as of July 25, 2009.
     “Target Foreign Subsidiaries” shall mean the Foreign Subsidiaries contemplated to be acquired by Company Buyer pursuant to the terms of the Master Disposition Agreement.
     (b) The definition of “Excess Cash Amount” in Section 1(b) of the Accommodation Agreement is hereby amended by replacing the phrase “without giving effect to clause (3) thereof” at the end thereof with “without giving effect to clauses (1), (3) and (4) thereof, but only to the extent that, after giving effect to such withdrawal, the Borrower would otherwise be in compliance with Section 3(e)(i) of this Accommodation Agreement”.
     (c) Section 3(e)(i) of the Accommodation Agreement is hereby amended by replacing “If” at the beginning thereof with the phrase “Subject to Sections 3(e)(iii) and 3(e)(iv) of this Accommodation Agreement, if”.
     (d) Each of Sections 3(e)(iii) and 3(e)(iv) of the Accommodation Agreement is hereby amended by amending and restating each such Section in its entirety as follows:
     ”(iii) Upon the request of the Borrower, on or after August 1, 2009, the Administrative Agent shall transfer to the Borrower any Borrowing Base Cash

Collateral included in the Accommodation Period Borrowing Base out of the applicable Borrowing Base Cash Collateral Account; provided that, after giving effect to such transfer, (1) the Borrower shall be in compliance with Section 3(e)(i) of this Accommodation Agreement and with such additional requirements as may be contained in the Master Disposition Agreement, (2) no Event of Default or any event (including any default under the Accommodation Agreement) which upon notice or lapse of time or both would constitute an Event of Default, other than a Specified Default during the Accommodation Period, shall have occurred and be continuing, (3) the Cash Collateral Access Condition shall have been satisfied and (4) the Borrower shall have certified in writing to the Administrative Agent that funds in excess of $50,000,000 are not otherwise available to it for purposes not prohibited by, or to be used in a manner that would not cause a default under, the Credit Agreement or the Master Disposition Agreement, and such transferred funds are being used for purposes consistent with any other restrictions contained in the Master Disposition Agreement; and provided further, that any amounts transferred out of any Borrowing Base Cash Collateral Account (other than to another Borrowing Base Cash Collateral Account) shall permanently reduce the value of the Borrowing Base Cash Collateral by a corresponding amount and once transferred out of such Borrowing Base Cash Collateral Account, the balances in such account shall not be reinstated; and provided further, that the repayment requirements set forth under Section 3(e)(i) of this Accommodation Agreement shall not apply, unless and to the extent otherwise provided in the Master Disposition Agreement, to any decreases to the Accommodation Period Borrowing Base caused by the transfer of funds from the Borrowing Base Cash Collateral in accordance with this Section 3(e)(iii). Investments of funds deposited in any Borrowing Base Cash Collateral Account may be selected by the Borrower but shall consist only of Permitted Investments of the types specified in clauses (a), (b) and (c) of the definition thereof and shall be at the Borrower’s risk and reasonable expense.
     (iv) Upon the request of the Borrower, on or after August 1, 2009, the Administrative Agent shall transfer to the Borrower any Incremental Borrowing Base Cash Collateral included in the Accommodation Period Borrowing Base out of the applicable Incremental Borrowing Base Cash Collateral Account; provided that after giving effect to such transfer, (1) the Borrower shall be in compliance with Section 3(e)(i) of this Accommodation Agreement and with such additional requirements as may be contained in the Master Disposition Agreement, (2) no Event of Default or any event (including any default under the Accommodation Agreement) which upon notice or lapse of time or both would constitute an Event of Default, other than a Specified Default during the Accommodation Period, shall have occurred and be continuing, (3) the Cash Collateral Access Condition shall have been satisfied and (4) the Borrower shall have certified in writing to the Administrative Agent that funds in excess of $50,000,000 are not otherwise available to it for purposes not prohibited by, or to be used in a manner that would not cause a default under, the Credit Agreement or the Master Disposition Agreement, and such transferred funds are being used for purposes consistent with any other restrictions contained in the Master Disposition Agreement; and provided, further, that any amounts transferred out of any Incremental Borrowing

Base Cash Collateral Account (other than to another Incremental Borrowing Base Cash Collateral Account) shall permanently reduce the value of the Incremental Borrowing Base Cash Collateral by a corresponding amount and once transferred out of such Incremental Borrowing Base Cash Collateral Account, the balances in such account shall not be reinstated; and provided further, that the repayment requirements set forth under Section 3(e)(i) of this Accommodation Agreement shall not apply, unless and to the extent otherwise provided in the Master Disposition Agreement, to any decreases to the Accommodation Period Borrowing Base caused by the transfer of funds from the Incremental Borrowing Base Cash Collateral in accordance with this Section 3(e)(iv). Investments of funds deposited in any Incremental Borrowing Base Cash Collateral Account may be selected by the Borrower but shall consist only of Permitted Investments of the types specified in clauses (a), (b) and (c) of the definition thereof and shall be at the Borrower’s risk and reasonable expense.”
     (e) Section 3(g) of the Accommodation Agreement is hereby amended by deleting the text in its entirety and replacing it with “[reserved]”.
     (f) Section 3(h) of the Accommodation Agreement is hereby amended by amending and restating such Section in its entirety as follows:
     ”(h) The Borrower shall not repatriate cash from its Foreign Subsidiaries during or after the expiration of the Accommodation Period through the payment of cash dividends in respect of, or cash otherwise distributed in redemption of or in exchange for, the Equity Interests of the Foreign Subsidiaries (other than joint ventures), or through the repayment of notes (other than any notes owed by joint ventures), in each case except (i) at any time on or after August 1, 2009, if at such time the Plan Modification Condition has been satisfied, up to $104,000,000 in cash may be repatriated from Company Sale Companies (as defined in the Master Disposition Agreement) organized outside of the United States directly or indirectly to the Filing Affiliates (as defined in the Master Disposition Agreement) through the payment of cash dividends or other distributions or the repayment of notes, and applied in a manner not prohibited by, or used in a manner that would not cause a default under, the Credit Agreement or the Master Disposition Agreement and (ii) at any time on or after August 1, 2009, if at such time (w) the Plan Modification Condition has been satisfied, (x) the Maximum First Subsidiary Dividend has been paid to the Borrower and applied in a manner not prohibited by, or used in a manner that would not cause a default under, the Credit Agreement or the Master Disposition Agreement, (y) Tranche C Loans (as defined in the GM-Delphi Agreement) in an aggregate principal amount of not less than $250,000,000 have been funded and are outstanding, and the proceeds of such Tranche C Loans have been applied in a manner not prohibited by, or used in a manner that would not cause a default under, the Credit Agreement, the Master Disposition Agreement or the GM-Delphi Agreement, and (z) the Borrower shall have certified in writing to the Administrative Agent that funds in excess of $50,000,000 are not otherwise available to it for purposes not prohibited by, or to be used in a manner that would not cause a default under, the Credit Agreement or the Master Disposition Agreement, and to the extent cash held by the Target Foreign Subsidiaries exceeds $820,000,000 in the aggregate, such excess amount may be repatriated to the Borrower from the Target Foreign Subsidiaries, through the payment of cash dividends or other distributions or the repayment of notes, and applied in a manner not prohibited by, or used in a manner that would not cause a default under, the Credit Agreement or the Master Disposition Agreement.”
     (g) Section 3(m) of the Accommodation Agreement is hereby amended by deleting the text in its entirety and replacing it with “[reserved]”.
     2. Amendment to Section 1.01 of Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:
     (a) The definition of “GM Commitment” is hereby amended by replacing “Tranche B Commitment” with “Tranche C Commitment” in such definition.
     (b) The definition of “GM-Delphi Agreement” is hereby amended and restated in its entirety as follow:
     “GM-Delphi Agreement” shall mean the Amended and Restated GM-Delphi Agreement dated as of June 1, 2009, among Borrower, the Guarantors and General Motors Corporation, as amended, supplemented or otherwise modified from time to time as permitted by the terms of the Loan Documents.”
     (c) The definition of “GM Scheduled Termination Date” is hereby amended by replacing “June 30, 2009” with “September 30, 2009, or if pursuant to Section 12.1.2 of the Master Disposition Agreement (as defined in the Accommodation Agreement), the termination date of the Master Disposition Agreement has been extended to November 30, 2009, then November 30, 2009” in such definition.
     3. Representation and Warranty. The Borrower and the Guarantors hereby represent and warrant that (i) all representations and warranties in the Accommodation Agreement, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date except to the extent such representations and warranties expressly relate to an earlier date and (ii) no Event of Default (other than a Specified Default) has occurred and is continuing on the date hereof.
     4. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following shall have occurred and the Administrative Agent shall have received evidence reasonably satisfactory to it of such occurrence:
     (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Required First Priority Participant Lenders, the Required Total Participant Lenders and the Required Lenders;
     (ii) immediately prior to the effectiveness of this Amendment, no Event of Default (other than a Specified Default) shall have occurred and be continuing; and

     (iii) the Borrower shall have paid all invoiced expenses (including the fees and expenses of counsel to the Administrative Agent) of the Administrative Agent incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents in accordance with Section 10.05 of the Credit Agreement, and all invoiced expenses of the Lenders payable pursuant to any expense side letters entered into with the Borrower (as such expense side letters are amended, supplemented or modified), to the extent such side letters have been approved by the Bankruptcy Court.
     5. Release. To the fullest extent permitted by applicable law, in consideration of the Agents’ and the execution of this Amendment by the Participant Lenders that executed and delivered this Amendment (together with any such Participant Lender’s successors and assigns, the “Amendment Participant Lenders”), the Borrower and the Guarantors each, on behalf of itself and each of its successors and assigns (including, without limitation, any receiver or trustee, collectively, the “Releasors”), does hereby forever release, discharge and acquit the Agents, each Amendment Participant Lender and each of their respective parents, subsidiaries and affiliate corporations or partnerships, and their respective officers, directors, partners, trustees, shareholders, agents, attorneys and employees, and their respective successors, heirs and assigns, in the case of each of the foregoing solely in their capacities as such (collectively, the “Releasees”) of and from any and all claims, demands, liabilities, rights, responsibilities, disputes, causes of action (whether at law or equity), indebtedness and obligations (collectively, “Claims”), of every type, kind, nature, description or character, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to the Obligations, this Amendment, the Accommodation Agreement, the Credit Agreement or any other Loan Document. This Section 5 shall survive (i) the expiration or termination of the Accommodation Period, of the Accommodation Agreement and of this Amendment and (ii) the termination of the Credit Agreement, the payment in full of all Obligations and the termination of all Commitments.
     6. Miscellaneous.
          (a) Except to the extent hereby amended, each Loan Party hereby affirms that the terms of the other Loan Documents (i) secure, and shall continue to secure, and (ii) guarantee, and shall continue to guarantee, in each case, the Obligations (as defined in the Credit Agreement) and acknowledges and agrees that each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects.
          (b) The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Administrative Agent and the Arrangers.
          (c) No Person other than the parties hereto and any other Lender, and, in the case of Section 5 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights (other than the rights of the Releasees under Section 5 hereof and any other Lender) are hereby expressly disclaimed.
          (d) The parties hereto hereby agree that Section 8 of the Credit Agreement shall apply to this Amendment and each other Loan Document and all actions taken or not taken by the Administrative Agent or any Lender contemplated hereby.
          (e) Nothing in this Amendment shall be deemed, asserted or construed to impair or prejudice the rights of the Administrative Agent and the Lenders to appear and be heard on any issue, or to object to any relief sought, in the Bankruptcy Court, except to the extent that such actions would constitute a breach of the Administrative Agent’s or any Participant Lender’s obligations under the Accommodation Agreement.
          (f) Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          (g) Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Amendment.
          (h) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.
          (i) THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.
          (j) EACH OF THE BORROWER, THE GUARANTORS, THE AGENTS AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
[SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

BORROWER DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President and Chief Financial Officer

GUARANTORS: DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Financial Officer

DELPHI AUTOMOTIVE SYSTEMS RISK MANAGEMENT CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Treasurer

DELPHI FOREIGN SALES CORPORATION, a Virgin Islands corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Controller

DELPHI INTERNATIONAL HOLDINGS CORP., a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LIQUIDATION HOLDING COMPANY, a Delaware corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI LLC, a Delaware limited liability company
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

DELPHI NY HOLDING CORPORATION, a New York corporation
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	President

ASEC MANUFACTURING, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

ASEC SALES, a Delaware general partnership
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELCO ELECTRONICS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI AUTOMOTIVE SYSTEMS KOREA, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Executive Officer & President

DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President & Treasurer

DELPHI AUTOMOTIVE SYSTEMS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS OVERSEAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS SERVICES LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS TENNESSEE, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI AUTOMOTIVE SYSTEMS THAILAND, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI CONNECTION SYSTEMS, a California corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI ELECTRONICS (HOLDING) LLC, a Delaware limited liability company
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI INTERNATIONAL SERVICES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Chief Financial Officer & Treasurer

DELPHI MECHATRONIC SYSTEMS, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

DELPHI SERVICES HOLDING CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Treasurer

EXHAUST SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS COLORADO CORPORATION, a Colorado corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI MEDICAL SYSTEMS TEXAS CORPORATION, a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Assistant Treasurer

DELPHI TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ John P. Arle
	Name:	John P. Arle
	Title:	Vice President and Treasurer

ASPIRE, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

DELPHI CHINA LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI DIESEL SYSTEMS CORP., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DELPHI INTEGRATED SERVICE SOLUTIONS, INC., a Michigan corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Vice President

SPECIALTY ELECTRONICS, INC., a South Carolina corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

SPECIALTY ELECTRONICS INTERNATIONAL LTD., a Virgin Islands corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

PACKARD HUGHES INTERCONNECT COMPANY, a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

ENVIRONMENTAL CATALYSTS, LLC, a Delaware limited liability company
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

DREAL, INC., a Delaware corporation
By:	/s/ James P. Whitson
	Name:	James P. Whitson
	Title:	Chief Tax Officer

Signature page for the Nineteenth Amendment to the Accommodation Agreement, dated as of July 25, 2009 among Delphi Corporation and the lenders party thereto

Name of Lender:
By:
Name:
Title:

EXHIBIT A
FORM OF GM-DELPHI AGREEMENT
To be reasonably satisfactory in form and substance to the Required Lenders.